American Century Quantitative Equity Funds, Inc. Prospectus Supplement NT Small Company Fund
Supplement dated April 26, 2010 ¡ Prospectus dated November 1, 2009

The following replaces the Portfolio Managers section on page 4 of the prospectus.

Portfolio Managers

Wilhelmine von Turk, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2006.

Thomas P. Vaiana, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2006.

Brian Ertley, CFA, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2006.

The following replaces The Fund Management Team section on page 8 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Wilhelmine von Turk

Ms. von Turk, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2006. She joined American Century Investments in 1995 and became a portfolio manager in 2000. She has a bachelor’s degree in philosophy from Wellesley College and a Ph.D. in statistics from the University of California – Berkeley. She is a CFA charterholder.

Thomas P. Vaiana

Mr. Vaiana, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2006. He joined American Century Investments in 1997 and became a portfolio manager in 2000. He has a bachelor’s degree in business finance from California State University.

Brian Ertley

Mr. Ertley, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2006. He joined American Century Investments in 1998, became a quantitative analyst in 2000 and a portfolio manager in 2006. He has a bachelor’s degree in biochemistry from the University of California at San Diego. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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